UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 6, 2007 (January 31, 2007)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20-4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 659-3500

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2007, EV Energy Partners, L.P. (the “Partnership”) closed its previously announced acquisition of natural gas properties in Michigan, including related hedges, for $71.6 million, subject to customary closing adjustments. In connection with this acquisition and the acquisitions from Five States Energy Company, LLC completed in December 2006, the Conflicts Committee of the Board of Directors approved an increase in the monthly fee payable to EnerVest Management Partners, Ltd. from $90,000 to $165,000 under the Omnibus Agreement between EnerVest Management Partners, Ltd., EV Management LLC, EV Energy GP, LP, and the Partnership dated September 29, 2006. A copy of the Omnibus Agreement is attached as Exhibit 10.1 to the Partnership's Current Report on Form 8-K filed on October 5, 2006.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 31, 2007, the Partnership closed its previously announced acquisition of natural gas properties in Michigan from EnerVest Energy Institutional Fund IX, L.P. and Institutional Fund IX-WI, L.P. (“Fund IX”), including related hedges, for $71.6 million in cash, subject to customary closing adjustments. EnerVest Management Partners and its affiliates act as general partner of and manage Fund IX and own a 71.25% interest in the Partnership's general partner. On February 1, 2007, the Partnership issued a press release announcing the closing of the acquisitions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 31, 2007, the Partnership closed its previously announced acquisition of natural gas properties in Michigan, including related hedges, for $71.6 million, subject to customary closing adjustments. The acquisition was funded with borrowings under the Partnership’s existing credit agreement. Total outstanding borrowings under the credit agreement after funding of the acquisition were $99.5 million. A copy of the credit agreement is attached as Exhibit 10.6 to the Partnership's Current Report on Form 8-K filed on October 5, 2006.

Item 7.01 Regulation FD Disclosure.

On February 6, 2007, the Partnership issued a press release announcing that Michael E. Mercer, Senior Vice President and CFO, will speak at the IPAA OGIS Small Cap Oil & Gas Investor Symposium in Boca Raton, Florida on February 7, 2007. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference. A copy of the presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.3 and are incorporated by reference.

Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 7.01.)

(a)	The required financial statements will be filed no later than 75 days from the date of the closing of the acquisition.

(d)	Exhibits.

99.1	News Release of EV Energy Partners, L.P. dated February 1, 2007

99.2	News Release of EV Energy Partners, L.P. dated February 6, 2007

99.3	EV Energy Partners, L.P. presentation materials - Investor Presentation February 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: February 6, 2007	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief Financial Officer of EV Management LLC, general partner of EV Energy GP, L.P., general partner of EV Energy Partners, L.P

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release of EV Energy Partners, L.P. dated February 1, 2007

99.2	News Release of EV Energy Partners, L.P. dated February 6, 2007

99.3	EV Energy Partners, L.P. presentation materials - Investor Presentation February 2007